UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: May 18, 1998

     MEDIX RESOURCES, INC. (FORMERLY INTERNATIONAL NURSING SERVICES, INC)
            (Exact name of registrant as specified in its charter)

     Colorado                              000-24768          84-1123311
 (State  or  other  jurisdiction          (Commission        (IRS Employer
      of  incorporation)                  File  Number)   Identification  No.)

        360 South Garfield Street, Suite 400, Denver, Colorado    80209
            (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code:  (303) 393-1515

None.
(Former  name  or  former  address,  if  changes  since  last  report)

Item  1.      Changes  in  Control  of  Registrant.    N/A.
Item  2.      Acquisition  or  Disposition  of  Assets.        N/A
Item  3.      Bankruptcy  or  Receivership.    N/A.
Item  4.      Changes  in  Registrant's  Certifying  Accountant.    N/A.
Item 5. Other Events. Press Release, dated May 18, 1998 announcing the Medix Board of Directors is considering the adoption of a shareholder rights plan.
Item  6.      Resignations  of  Registrant's  Directors.    N/A.
Item  7.      Financial  Statements  and  Exhibits.

(a)          Exhibits

Exhibit  99.1 Press Release, announcing the Medix Board of Directors is considering  the  adoption  of  a  shareholder  rights  plan.

Item  8.      Change  in  Fiscal  Year.    N/A.

Item  9.      Sales  of  Equity Securities Pursuant to Regulation S.  N/A.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     MEDIX  RESOURCES,  INC.


Date:  May  21,  1998          By:      /s/  John  P.  Yeros
                                      ----------------------
                                       John  P.  Yeros,  President  and
                                       Chief  Executive  Officer